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                                                              [LOGO] Volkswagen
                                                                     Credit



                      SECURITIES AND EXCHANGE COMMISSION         [LOGO]
                                                                  AUDI
                            450 Fifth Street, N.W.         Financial Services
                            Washington, D.C. 20549


                                   FORM 8-K               3800 Hamlin Road
                                                          Auburn Hills, MI 48326
                                                          Tel. (248) 340-5885
                                CURRENT REPORT            Fax  (248) 340-5387


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report:  January 22, 2001


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS


       Delaware                   33-34266                    38-2748796
       --------                   --------                    ----------

(State of Incorporation)   (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan  48326
                -----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (248) 340-6550

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended January 21, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation        Description                     Method of Filing
     -----------        -----------                     ----------------

      Exhibit 20        Report for the month ended      Filed with this report.
                        December 31, 2000 provided to
                        Bank One, as trustee under
                        the Volkswagen Credit Auto
                        Master Owner Trust, Series
                        2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        Volkswagen Credit Auto Master Owner Trust



                        By: Volkswagen Dealer Finance, LLC


                        By: /s/ Timothy J. Flaherty
                           ---------------------------
                                Timothy J. Flaherty